UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4098

Name of Registrant:	Vanguard Chester Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	September 1, 2004 - September 30, 2004

Item 1:	Reports to Shareholders

Vanguard® PRIMECAP Fund

September 30, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
4	FUND PROFILE
5	GLOSSARY OF INVESTMENT TERMS
6	PERFORMANCE SUMMARY
7	YOUR FUND'S AFTER-TAX RETURNS
8	ABOUT YOUR FUND'S EXPENSES
10	FINANCIAL STATEMENTS
21	ADVANTAGES OF VANGUARD.COM

SUMMARY

 • Vanguard PRIMECAP Fund recently changed its fiscal year-end from August to September, occasioning this one-month report for the fiscal year ended September 30.
 • Your fund, like the stock market itself, generated a positive return in September.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Although we reported to you on Vanguard PRIMECAP Fund’s fiscal year 2004 performance a month ago, the fund has since changed its fiscal year-end from August to September.

This change requires us to publish a second annual report covering the month of September. As we’ve noted before, short-term performance—one month in this case—is mostly noise. For a more meaningful perspective on PRIMECAP Fund’s recent and longer-term performance, please see the annual report dated August 31, 2004.

Total Returns
Vanguard PRIMECAP Fund	August 31 Through September 30, 2004
Investor Shares	4.1%
Admiral Shares	4.1
S&P 500 Index	1.1
Average Multi-Cap Growth Fund*	3.8
*Derived from data provided by Lipper Inc.

The stock market was generally strong during September, and Vanguard PRIMECAP Fund and its comparative standards produced positive total returns. The figures appear in the table above. For reference, the table at the bottom of this page shows the returns of PRIMECAP Fund and its comparative standards for the ten years ended September 30. The one-month change in your fund’s net asset value appears in the table on page 3. The fund made no distributions during the period.

Total Returns		Ten Years Ended September 30, 2004
	Average Annual Return	Final Value of a $25,000 Initial Investment
PRIMECAP Fund
Investor Shares	15.0%	$100,726
S&P 500 Index	11.1	71,531
Average Multi-Cap
Growth Fund	8.7	57,635

A LONG-TERM, STRATEGIC APPROACH TO INVESTING

Vanguard PRIMECAP Fund invests with a long-term strategic perspective, seeking to identify companies with growth prospects that have not yet been identified by the market. Our August 31 annual

1

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

report put the fund’s recent and long-term success in the context of this investment approach. The report also included a letter from PRIMECAP Management Company, advisor to PRIMECAP since the fund’s inception, discussing the investment outlook and the portfolio’s positioning.

Thank you for entrusting your assets to Vanguard. We look forward to reporting to you again in the fund’s semiannual report, which will cover the period from September 30, 2004, to March 31, 2005.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 11, 2004

2

Your Fund's Performance at a Glance			August 31-September 30, 2004 Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
PRIMECAP Fund
Investor Shares	$54.93	$57.18	$0.00	$0.00
Admiral Shares	57.02	59.36	0.00	0.00

3

FUND PROFILE

As of 9/30/2004

This Profile provides a snapshot of the fund’s characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 5.

PRIMECAP FUND

Portfolio Characteristics
	Fund	Comparative Index*
Number of Stocks	121	500
Median Market Cap	$20.8B	$48.0B
Price/Earnings Ratio	29.1x	19.0x
Price/Book Ratio	2.8x	2.9x
Yield		1.8%
Investor Shares	0.6%
Admiral Shares	0.7%
Return on Equity	15.5%	20.6%
Earnings Growth Rate	4.5%	9.6%
Foreign Holdings	8.9%	0.0%
Turnover Rate	1%	--
Expense Ratio		--
Investor Shares	0.45%**
Admiral Shares	0.30%**
Short-Term Reserves	10%	--

Volatility Measures
	Fund	Comparative Index*
R-Squared	0.92	1.00
Beta	1.13	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*
Auto & Transportation	8%	3%
Consumer Discretionary	13	14
Consumer Staples	0	7
Financial Services	5	22
Health Care	19	13
Integrated Oils	5	5
Other Energy	3	2
Materials & Processing	7	4
Producer Durables	7	4
Technology	21	14
Utilities	1	7
Other	1	5
Short-Term Reserves	10%	--

*S&P 500 Index.
**Annualized.

Ten Largest Holdings (% of total net assets)
FedEx Corp.	5.1%
(transportation services)
Biogen Idec Inc.	4.6
(pharmaceuticals)
Guidant Corp.	3.9
(health care)
Adobe Systems, Inc.	3.6
(computer software)
ConocoPhillips Co.	3.2
(energy and utilities)
Novartis AG ADR	2.8
(pharmaceuticals)
DirecTV Group, Inc.	2.4
(telecommunication services)
Microsoft Corp.	2.3
computer software)
Micron Technology, Inc.	2.1
(electronics)
Texas Instruments, Inc.	2.0
(electronics)
Top Ten	32.0%

"Ten Largest Stocks" excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com for regularly updated fund information.

4

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

5

PERFORMANCE SUMMARY  As of 9/30/2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. All average annual returns are based on the fund's new fiscal year-end.

PRIMECAP FUND

Cumulative Performance September 30, 1994-September 30, 2004

	Average Annual Total Returns Periods Ended September 30, 2004
	One Month	One Year	Five Years	Ten Years	Final Value of a $25,000 Investment
PRIMECAP Fund Investor Shares*	3.06%	19.44%	3.99%	14.95%	$100,726
S&P 500 Index	1.08	13.87	-1.31	11.08	71,531
Average Multi-Cap Growth Fund**	3.80	9.64	-2.99	8.71	57,635

	One Month	One Year	Since Inception†	Final Value of a $250,000 Investment
PRIMECAP Fund Admiral Shares*	3.06%	19.61%	6.50%	$299,760
S&P 500 Index	1.08	13.87	1.60	261,701

Total Investment Returns (%) September 30, 1994–September 30, 2004

* Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
**Derived from data provided by Lipper Inc.
† November 12, 2001.
Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.

6

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended September 30, 2004
	One Year*	Five Years	Ten Years
PRIMECAP Fund Investor Shares
Returns Before Taxes	19.44%	3.99%	14.95%
Returns After Taxes on Distributions	19.37	3.17	13.90
Returns After Taxes on Distributions and Sale of Fund Shares	12.72	3.10	12.94

*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.

7

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2004
PRIMECAP Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,025.10	$2.18
Admiral Shares	1,000.00	1,025.75	1.52
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.85	$2.17
Admiral Shares	1,000.00	1,023.50	1.52

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance

8

fees.     They do not include your fund’s low-balance fee or the 1% fee that applies to shares purchased on or after April 23, 2001, and held for less than five years. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund
PRIMECAP Fund	0.45%	0.30%	1.71%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

9

FINANCIAL STATEMENTS
As of 9/30/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).

PRIMECAP Fund	Shares	Market Value^ (000)
COMMON STOCKS (89.9%)
Auto & Transportation (8.6%)
FedEx Corp.	14,572,500	1,248,718
Union Pacific Corp.	6,506,500	381,281
Southwest Airlines Co.	15,109,737	205,795
United Parcel Service, Inc.	1,200,000	91,104
*(1) AMR Corp.	9,300,000	68,169
*(1) Alaska Air Group, Inc.	2,540,000	62,941
ArvinMeritor, Inc.	1,620,600	30,386
*(1) Delta Air Lines, Inc.	8,150,000	26,814

		2,115,208

Consumer Discretionary (12.8%)
*DirecTV Group, Inc.	33,398,900	587,487
*eBay Inc.	3,700,000	340,178
Costco Wholesale Corp.	7,500,000	311,700
TJX Cos., Inc.	11,994,800	264,365
(1)Robert Half International, Inc.	8,915,100	229,742
Target Corp.	5,019,000	227,110
Lowe's Cos., Inc.	3,032,000	164,789
Eastman Kodak Co.	5,000,000	161,100
*Time Warner, Inc.	9,456,100	152,621
(1)The Neiman Marcus Group, Inc.
Class A	2,000,000	$ 115,000
Carnival Corp.	2,230,000	105,457
The Walt Disney Co.	4,400,000	99,220
*Accenture Ltd.	2,311,200	62,518
Sabre Holdings Corp.	2,498,300	61,283
Best Buy Co., Inc.	1,050,000	56,952
Mattel, Inc.	3,033,600	54,999
(1)The Neiman Marcus Group, Inc.
Class B	1,028,811	54,784
Tiffany & Co.	742,000	22,809
Abercrombie &Fitch Co.	700,000	22,050
*IAC/InterActiveCorp	900,000	19,818
Royal Caribbean Cruises, Ltd.	412,000	17,963
Liberty Media Corp.	1,905,000	16,612
*Weight Watchers
International, Inc.	239,000	9,278
Yum! Brands, Inc.	142,000	5,774
*Liberty Media International Inc.
Class A	114,300	3,813

		3,167,422

10

	Shares	Market Value ^ (000)
Financial Services (4.7%)
JPMorgan Chase & Co.	9,055,076	$ 359,758
The Chubb Corp.	3,900,000	274,092
The Bank of New York Co., Inc.	8,600,000	250,862
Transatlantic Holdings, Inc.	1,054,687	57,322
American International
Group, Inc.	800,000	54,392
Wells Fargo & Co.	575,000	34,287
Capital One Financial Corp.	430,000	31,777
Freddie Mac	345,000	22,508
Fannie Mae	300,000	19,020
Fifth Third Bancorp	355,000	17,473
State Street Corp.	400,000	17,084
Equifax, Inc.	500,000	13,180
First Data Corp.	237,537	10,333

		1,162,088

Health Care (18.8%)
*(1) Biogen Idec Inc.	18,387,062	1,124,737
Guidant Corp.	14,550,000	960,882
Novartis AG ADR	14,907,195	695,719
Eli Lilly & Co.	7,440,000	446,772
Pfizer Inc.	13,918,793	425,915
*Genzyme Corp.-
General Division	5,745,000	312,585
Medtronic, Inc.	5,432,800	281,962
*Sepracor Inc.	4,400,000	214,632
*(1) Millipore Corp.	2,820,000	134,937
*Amgen, Inc.	364,000	20,631
*Applera Corp.-
Celera Genomics Group	1,073,600	12,550

		4,631,322

Integrated Oils (5.5%)
ConocoPhillips Co.	9,675,000	801,574
Amerada Hess Corp.	3,200,000	284,800
Unocal Corp.	6,213,900	267,198
Murphy Oil Corp.	60,000	5,206

		1,358,778

Other Energy (2.5%)
(1)Noble Energy, Inc.	3,400,000	198,016
(1)Pogo Producing Co.	3,260,000	154,687
Schlumberger Ltd.	1,360,000	91,542
EnCana Corp.	1,200,000	55,560
*Transocean Inc.	1,155,500	41,344
EOG Resources, Inc.	600,000	39,510
GlobalSantaFe Corp.	1,135,000	34,788
*Noble Corp.	275,000	12,361

		627,808

Materials & Processing (7.5%)
(1)Potash Corp. of
Saskatchewan, Inc.	6,401,400	410,778
Dow Chemical Co.	8,700,000	393,066
Weyerhaeuser Co.	3,785,000	251,627
Monsanto Co.	3,843,078	$ 139,965
*Inco Ltd.	3,500,000	136,675
Temple-Inland Inc.	1,715,000	115,162
Engelhard Corp.	3,800,000	107,730
(1)Granite Construction Co.	3,150,000	75,285
Praxair, Inc.	1,750,000	74,795
Fluor Corp.	1,400,000	62,328
(1)MacDermid, Inc.	1,701,000	49,261
Sigma-Aldrich Corp.	644,400	37,375
MeadWestvaco Corp.	39,000	1,244

		1,855,291

Producer Durables (6.6%)
Caterpillar, Inc.	5,770,000	464,196
*Agilent Technologies, Inc.	10,900,000	235,113
(1)Tektronix, Inc.	6,629,600	220,434
(1)Plantronics, Inc.	4,701,500	203,293
*LM Ericsson Telephone Co.
ADR Class B	4,582,857	143,168
Deere& Co.	1,698,500	109,638
Kennametal, Inc.	1,500,000	67,725
W.W. Grainger, Inc.	900,000	51,885
Pall Corp.	2,000,000	48,960
Donaldson Co., Inc.	1,600,000	45,424
*Mykrolis Corp.	1,908,613	19,220
*ASML Holding (New York)	1,000,000	12,870
*Applied Materials, Inc.	330,000	5,442

		1,627,368

Technology (21.4%)
Communications Technology (4.8%)
QUALCOMM Inc.	9,615,000	375,370
Motorola, Inc.	19,597,550	353,540
*Nortel Networks Corp.	60,059,400	204,202
*Corning, Inc.	11,346,800	125,723
*Tellabs, Inc.	7,400,000	68,006
Symbol Technologies, Inc.	4,800,000	60,672
Computer Services Software & System (7.2%)
(1)Adobe Systems, Inc.	17,828,000	881,951
Microsoft Corp.	20,850,000	576,502
*(1) Citrix Systems, Inc.	9,725,000	170,382
*Intuit, Inc.	3,060,000	138,924
*Symantec Corp.	320,000	17,562
Computer Technology (1.0%)
Hewlett-Packard Co.	12,311,250	230,836
*Dell Inc.	280,000	9,968
Electronics (1.3%)
Sony Corp. ADR	9,500,000	326,705
Electronics--Semiconductors/Components (5.5%)
*(1) Micron Technology, Inc.	43,500,600	523,312

11

PRIMECAP Fund	Shares	Market Value^ (000)
Texas Instruments, Inc.	23,534,000	$500,804
Intel Corp.	14,365,000	288,162
*Rambus Inc.	2,500,000	39,225
*LSI Logic Corp.	1,400,000	6,034
Electronics Technology (0.9%)
Raytheon Co.	4,468,600	169,717
*(1) Coherent, Inc.	1,700,000	44,098
Scientific Equipment & Supplies (0.7%)
Applera Corp.-
Applied Biosystems Group	8,945,300	168,798

		5,280,493

Utilities (0.9%)
Sprint Corp.	9,440,800	190,043
*Cox Communications, Inc.
Class A	1,000,000	33,130

		223,173

Other (0.6%)
*Berkshire Hathaway Inc. Class B	54,000	155,034

TOTAL COMMON STOCKS
(Cost $15,757,511)		22,203,985
PREFERRED STOCK (0.7%)
The News Corp. Ltd. ADR Pfd.
(Cost $176,384)	5,893,295	184,637
TEMPORARY CASH INVESTMENTS (10.6%)
Vanguard Market
Liquidity Fund,
1.74%**	2,419,501,777	2,419,502
Vanguard Market
Liquidity Fund,
1.74%**--Note G	202,113,190	202,113
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $2,621,615)		2,621,615
TOTAL INVESTMENTS (101.2%)
(Cost $18,555,510)		25,010,237
OTHER ASSETS
AND LIABILITIES--NET (-1.2%)		(304,278)
NET ASSETS (100%)		$24,705,959

^ See Note A in Notes to Financial Statements.
* Non-income-producing security.
** Money market fund available only toVanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $4,748,621,000. See Note I in Notes to Financial Statements.
ADR—American Depositary Receipt.

Market Value^ (000)
STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in Securities, at Value	$25,010,237
Receivables for Capital Shares Issued	38,222
Other Assets--Note C	23,193

Total Assets	25,071,652

Liabilities
Security Lending Collateral Payable
to Brokers--Note G	202,113
Other Liabilities	163,580
Total Liabilities	365,693

NET ASSETS	$24,705,959

Amount (000)
AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$18,278,845
Undistributed Net
Investment Income	74,580
Accumulated Net Realized Losses	(102,193)
Unrealized Appreciation	6,454,727
NET ASSETS	$24,705,959
Investor Shares--Net Assets
Applicable to 366,119,899 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$20,932,919
NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$57.18
Admiral Shares--Net Assets
Applicable to 63,558,346 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$3,773,040
NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$59.36

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

12

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the two most recent reporting periods, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during each period.

	PRIMECAP Fund
	Sept. 1 to Sept. 30, 2004* (000)	Year Ended August 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends**	$16,812	$184,699
Interest	3,297	23,026
Security Lending	79	1,719
Total Income	20,188	209,444
Expenses
Investment Advisory Fees--Note B	3,558	39,700
The Vanguard Group--Note C
Management and Administrative
Investor Shares	4,090	50,314
Admiral Shares	308	3,896
Marketing and Distribution
Investor Shares	169	2,479
Admiral Shares	32	391
Custodian Fees	25	292
Auditing Fees	17	17
Shareholders' Reports
Investor Shares	211	359
Admiral Shares	1	2
Trustees' Fees and Expenses	2	22
Total Expenses	8,413	97,472
Expenses Paid Indirectly--Note D	--	(609)
Net Expenses	8,413	96,863
NET INVESTMENT INCOME	11,775	112,581
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD**	52,246	291,773
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	906,948	2,253,370
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$970,969	$2,657,724

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

**Dividend income and realized net gain (loss) from affiliated companies of the fund were $606,000 and $11,011,000, respectively, for the period ended September 30, 2004, and $13,660,000 and ($14,224,000), respectively, for the year ended August 31, 2004.

13

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	PRIMECAP Fund
	Sept. 1 to Sept. 30,	Year Ended August 31,
	2004* (000)	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$11,775	$112,581	$87,873
Realized Net Gain (Loss)	52,246	291,773	88,715
Change in Unrealized Appreciation (Depreciation)	906,948	2,253,370	3,333,046
Net Increase (Decrease) in Net Assets Resulting from Operations	970,969	2,657,724	3,509,634
Distributions
Net Investment Income
Investor Shares	--	(74,103)	(70,314)
Admiral Shares	--	(14,552)	(8,862)
Realized Capital Gain
Investor Shares	--	--	--
Admiral Shares	--	--	--
Total Distributions	--	(88,655)	(79,176)
Capital Share Transactions--Note H
Investor Shares	(4,990)	1,006,029	593,031
Admiral Shares	20,226	1,191,804	343,830
Net Increase (Decrease) from Capital Share Transactions	15,236	2,197,833	936,861
Total Increase (Decrease)	986,205	4,766,902	4,367,319
Net Assets
Beginning of Period	23,719,754	18,952,852	14,585,533
End of Period	$24,705,959	$23,719,754	$18,952,852

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.

14

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRIMECAP Fund Investor Shares
	Sept.1 to Sept. 30,	Year Ended August 31,			Jan.1 to Aug. 31,	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2004*	2004	2003	2002	2001**	2000	1999
Net Asset Value, Beginning of Period	$54.93	$48.50	$39.51	$51.90	$60.38	$62.07	$47.66
Investment Operations
Net Investment Income	.03	.25	.23	.188	.21	.52	.26
Net Realized and Unrealized Gain (Loss)
on Investments	2.22	6.39	8.97	(12.183)	(8.28)	2.33	19.07
Total from Investment Operations	2.25	6.64	9.20	(11.995)	(8.07)	2.85	19.33
Distributions
Dividends from Net Investment Income	--	(.21)	(.21)	(.260)	(.02)	(.49)	(.27)
Distributions from Realized Capital Gains	--	--	--	(.135)	(.39)	(4.05)	(4.65)
Total Distributions	--	(.21)	(.21)	(.395)	(.41)	(4.54)	(4.92)
Net Asset Value, End of Period	$57.18	$54.93	$48.50	$39.51	$51.90	$60.38	$62.07
Total Return†	4.10%	13.72%	23.41%	-23.28%	-13.39%	4.47%	41.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,933	$20,115	$16,886	$13,216	$18,894	$21,762	$17,912
Ratio of Total Expenses to
Average Net Assets	0.45%††	0.46%	0.51%	0.49%	0.50%††	0.48%	0.51%
Ratio of Net Investment Income
to Average Net Assets	0.57%††	0.48%	0.56%	0.42%	0.58%††	0.80%	0.50%
Portfolio Turnover Rate	1%	9%	12%	11%	7%	11%	19%

*The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**The fund’s fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
† Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
††Annualized.

15

PRIMECAP Fund Admiral Shares
	Sept.1 to Sept. 30,	Year Ended August 31,		Nov.12, 2001** to Aug. 31,
For a Share Outstanding Throughout Each Period	2004*	2004	2003	2002
Net Asset Value, Beginning of Period	$57.02	$50.34	$41.00	$50.00
Investment Operations
Net Investment Income	.03	.35	.295	.191
Net Realized and Unrealized Gain (Loss) on Investments	2.31	6.62	9.310	(8.776)
Total from Investment Operations	2.34	6.97	9.605	(8.585)
Distributions
Dividends from Net Investment Income	--	(.29)	(.265)	(.275)
Distributions from Realized Capital Gains	--	--	--	(.140)
Total Distributions	--	(.29)	(.265)	(.415)
Net Asset Value, End of Period	$59.36	$57.02	$50.34	$41.00
Total Return†	4.10%	13.88%	23.58%	-17.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,773	$3,605	$2,067	$1,369
Ratio of Total Expenses to Average Net Assets	0.30%††	0.31%	0.37%	0.38%††
Ratio of Net Investment Income to Average Net Assets	0.72%††	0.63%	0.69%	0.52%††
Portfolio Turnover Rate	1%	9%	12%	11%

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
† Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
†† Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.    Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended September 30, 2004, and for the year ended August 31, 2004, the investment advisory fee represented an effective annual rate of 0.18% of the fund’s average net assets.

17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2004, the fund had contributed capital of $3,419,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $607,000 and custodian fees by $2,000

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2004, the fund had $99,737,000 of ordinary income available for distribution. The fund had available realized losses of $101,351,000 to offset future net capital gains through September 30, 2010.

At September 30, 2004, net unrealized appreciation of investment securities for tax purposes was $6,454,727,000, consisting of unrealized gains of $7,851,044,000 on securities that had risen in value since their purchase and $1,396,317,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the period ended September 30, 2004, the fund purchased $304,741,000 of investment securities and sold $189,354,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2004, was $189,062,000, for which the fund held cash collateral of $202,113,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

18

H.     Capital share transactions for each class of shares were:

	September 1 to September 30, 2004		Year Ended August 31, 2004		Year Ended August 31, 2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$134,763	2,387	$3,737,544	69,694	$2,541,060	61,980
Issued in Lieu of Cash Distributions	--	--	72,409	1,403	68,639	1,743
Redeemed*	(139,753)	(2,473)	(2,803,924)	(53,060)	(2,016,668)	(50,043)

Net Increase (Decrease)--Investor Shares	(4,990)	(86)	1,006,029	18,037	593,031	13,680

Admiral Shares
Issued	51,015	867	1,850,760	33,845	527,850	12,078
Issued in Lieu of Cash Distributions	--	--	13,269	248	7,971	195
Redeemed*	(30,789)	(525)	(672,225)	(11,927)	(191,991)	(4,622)

Net Increase (Decrease)--Admiral Shares	20,226	342	1,191,804	22,166	343,830	7,651

*Net of redemption fees of $106,000, $2,129,000, and $1,282,000, respectively (fund totals).

I.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period ended September 30, 2004, in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Aug. 31, 2004 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Sept. 30, 2004 Market Value
Adobe Systems, Inc.	$821,802	--	$4,028	$223	$881,951
Alaska Air Group, Inc.	59,792	--	--	--	62,941
AMR Corp.	83,142	--	--	--	68,169
Biogen Idec Inc.	1,102,770	--	12,241	--	1,124,737
Citrix Systems, Inc.	154,725	--	--	--	170,382
Coherent, Inc.	43,231	--	--	--	44,098
Delta Air Lines, Inc.	32,926	--	--	--	26,814
Granite Construction Co.	71,820	--	--	315	75,285
MacDermid, Inc.	50,248	--	--	68	49,261
Micron Technology, Inc.	500,692	--	--	--	523,312
Millipore Corp.	141,846	--	--	--	134,937
The Neiman Marcus Group, Inc.
Class A	119,530	--	13,791	--	115,000
The Neiman Marcus Group, Inc.
Class B	50,669	--	--	--	54,784
Noble Energy, Inc.	175,032	--	--	--	198,016
Plantronics, Inc.	182,653	--	--	--	203,293
Pogo Producing Co.	143,375	--	--	--	154,687
Potash Corp. of Saskatchewan, Inc.	355,406	--	--	--	410,778
Robert Half International, Inc.	218,420	--	--	--	229,742
Sepracor Inc.	218,284	--	--	--	n/a *
Tektronix, Inc.	189,408	--	--	--	220,434

	$4,715,771			$606	$4,748,621

*At September 30, 2004, the security is still held but the issuer is no longer an affiliated company of the fund.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets, and the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the “Fund”) at September 30, 2004, the results of its operations and the changes in its net assets for the one month period ended September 30, 2004 and year ended August 31, 2004 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION
(UNAUDITED) FOR VANGUARD PRIMECAP FUND

This information for the period ended September 30, 2004, is included pursuant to provisions of the Internal Revenue Code. For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

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• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.
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21

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.
Here’s how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. “Max out” every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard’s Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA® is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don’t spend your retirement assets before you’ve retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

22

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600Valley
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All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

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© 2004 The Vanguard Group, Inc.All
rights reserved.

Vanguard Marketing Corporation, Distributor.

Q590 112004

Vanguard® Target Retirement Funds
September 30, 2004

Vanguard® Target Retirement Income Fund
Vanguard® Target Retirement 2005 Fund
Vanguard® Target Retirement 2015 Fund
Vanguard® Target Retirement 2025 Fund
Vanguard® Target Retirement 2035 Fund
Vanguard® Target Retirement 2045 Fund

Your Fund Report

CONTENTS
1	LETTER FROM THE CHAIRMAN
4	FUND PROFILES
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARIES
17	ABOUT YOUR FUND'S EXPENSES
19	FINANCIAL STATEMENTS
37	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	The funds' fiscal year has changed to September 30 from August 31, occasioning this one-month report to shareholders.
•	For the month, the Vanguard Target Retirement Funds' returns ranged from 0.5% for the fund with the most conservative asset allocation to 1.7% for the fund with the greatest exposure to stocks, both international and domestic.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

You are receiving this report soon after the August 31, 2004, annual report because of a change in the Vanguard Target Retirement Funds’ fiscal year-end from August 31 to September 30. For a lengthier discussion of the funds’ performance for the past year, please consult the August annual report you received recently.

Returns for the Vanguard Target Retirement Funds for the month of September were on track with those of the funds’ composite benchmark indexes, which blend market segments in proportion to the funds’ holdings of stocks, bonds, and cash investments. The adjacent table compares the total returns (capital change plus reinvested distributions) of the funds and their benchmarks.

Total Returns	August 31 Through September 30, 2004

Vanguard Target Retirement
Income Fund	0.5%
Target Income Composite Index*	0.5

Vanguard Target Retirement
2005 Fund	0.7%
Target 2005 Composite Index*	0.8

Vanguard Target Retirement
2015 Fund	1.0%
Target 2015 Composite Index*	1.1

Vanguard Target Retirement
2025 Fund	1.2%
Target 2025 Composite Index*	1.3

Vanguard Target Retirement
2035 Fund	1.5%
Target 2035 Composite Index*	1.6

Vanguard Target Retirement
2045 Fund	1.7%
Target 2045 Composite Index*	1.8

*Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index and the Lehman U.S. Treasury Inflation Notes Index; for short-term reserves, the Citigroup 3-Month Treasury Bill Index.

The six Vanguard Target Retirement Funds are designed for investors at different stages of life. The funds are index-oriented portfolios made up of other Vanguard® stock, bond, and money market funds. Each Target Retirement Fund has an asset weighting that is appropriate for the time horizon selected by the investor. With the exception of the Target Retirement Income Fund, those weightings will shift toward a

Asset Allocations at Inception* and on September 30, 2004
	Stocks**		Bonds		Short-Term Reserves
Target Retirement Fund	Initial	Sept. 30	Initial	Sept. 30	Initial	Sept. 30

Income†	20%	20%	75%	75%	5%	5%
2005	35	33	65	66	0	1
2015	50	49	50	51	0	0
2025	60	59	40	41	0	0
2035	80	78	20	22	0	0
2045	90	89	10	11	0	0

*	October 27, 2003.
**	As of September 30, international stock weightings for the 2015, 2025, 2035, and 2045 Funds were 10%, 12%, 16%, and 18% of assets, respectively.
†	Allocations do not change.

more income-oriented allocation as retirement nears. The table above lists the funds’ allocations on September 30, 2004.

The table on page 3 presents the funds’ starting and ending net asset values, distributions for the period, and annualized yields as of September 30. The yields ranged from 3.65% for the Target Retirement Income Fund, with its heavy bond allocation, to 1.99% for the Target Retirement 2045 Fund, whose bond weighting is currently 11%.

The funds offer an advantage over many “funds of funds” due to their cost structure. The Target Retirement Funds charge no expenses of their own; rather, investors pay an average expense ratio that reflects the expenses of the underlying funds—all low-cost Vanguard funds. In many competing offerings, investors also pay a fee on top of the underlying expense ratios. These costs matter, because they directly infringe on the amount of your investment you get to keep. For more information on expenses, see page 17.

Thank you for entrusting your hard-earned assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 13, 2004

Your Fund's Performance at a Glance			August 31, 2004-September 30, 2004
			Distributions Per Share
Target Retirement Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains	SEC Yield*

Income	$10.34	$10.31	$0.08	$0.00	3.65%
2005	10.58	10.65	0.00	0.00	3.42
2015	10.63	10.74	0.00	0.00	3.03
2025	10.69	10.82	0.00	0.00	2.76
2035	10.76	10.92	0.00	0.00	2.27
2045	10.80	10.98	0.00	0.00	1.99

*30-day advertised yield net of expenses at month-end.

As of 9/30/2004

FUND PROFILES

These Profiles provide snapshots of each fund’s characteristics, along with the funds’ allocations to various asset classes and to underlying Vanguard funds. Key terms are defined on page 10.

TARGET RETIREMENT INCOME FUND
Financial Attributes
Yield	3.7%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.21%

Allocation to Underlying Vanguard Funds
Total Bond Market Index Fund	50.0%
Inflation-Protected Securities Fund	24.9
Total Stock Market Index Fund	20.1
Prime Money Market Fund	5.0

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

*For underlying funds; annualized.

TARGET RETIREMENT 2005 FUND
Financial Attributes
Yield	3.4%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.21%

Allocation to Underlying Vanguard Funds
Total Bond Market Index Fund	50.0%
Total Stock Market Index Fund	32.9
Inflation-Protected Securities Fund	16.4
Prime Money Market Fund	0.7

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

*For underlying funds; annualized.

FUND PROFILES (CONTINUED)

TARGET RETIREMENT 2015 FUND
Financial Attributes
Yield	3.0%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.22%

Allocation to Underlying Vanguard Funds
Total Bond Market Index Fund	50.0%
Total Stock Market Index Fund	38.7
European Stock Index Fund	6.8
Pacific Stock Index Fund	3.0
Inflation-Protected Securities Fund	1.5

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

*For underlying funds; annualized.

TARGET RETIREMENT 2025 FUND
Financial Attributes
Yield	2.8%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.22%

Allocation to Underlying Vanguard Funds
Total Stock Market Index Fund	47.2%
Total Bond Market Index Fund	41.0
European Stock Index Fund	8.2
Pacific Stock Index Fund	3.6

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

*For underlying funds; annualized.

FUND PROFILES (CONTINUED)

TARGET RETIREMENT 2035 FUND
Financial Attributes
Yield	2.3%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.21%

Allocation to Underlying Vanguard Funds
Total Stock Market Index Fund	62.3%
Total Bond Market Index Fund	22.0
European Stock Index Fund	10.9
Pacific Stock Index Fund	4.8

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

*For underlying funds; annualized.

TARGET RETIREMENT 2045 FUND
Financial Attributes
Yield	2.0%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.21%

Allocation to Underlying Vanguard Funds
Total Stock Market Index Fund	71.2%
European Stock Index Fund	12.4
Total Bond Market Index Fund	11.0
Pacific Stock Index Fund	5.4

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

*For underlying funds; annualized.

GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

As of 9/30/2004

PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the performance current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. All returns are based on the funds’ new fiscal year-end.

TARGET RETIREMENT INCOME FUND

Cumulative Performance October 27, 2003–September 30, 2004

	Total Returns Periods Ended September 30, 2004		Final Value
	One Month	Since Inception*	of a $10,000 Investment

Target Retirement Income Fund	0.48%	6.16%	$10,616
Lehman Aggregate Bond Index	0.27	4.67	10,467
Target Income Composite Index**	0.55	6.31	10,631
Target Income Composite Average+	0.79	5.61	10,561

Total Investment Returns (%) October 27, 2003-September 30, 2004
	Target Retirement Income Fund			Target Income Composite Index**
Fiscal Period	Capital Return	Income Return	Total Return	Total Return
2004	3.3%	2.9%	6.2%	6.3%

*October 27, 2003.
**Constant index allocation: 50% Lehman Aggregate Bond Index, 25% Lehman Treasury Inflation Notes Index, 20% Dow Jones Wilshire 5000 Index, and 5% Citigroup 3-Month Treasury Bill Index.
† Constant average allocation: 50% average fixed income fund, 25% average Treasury inflation protected securities fund, 20% average general equity fund, and 5% average money market fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 30 for dividend and capital gains information.

PERFORMANCE SUMMARIES (CONTINUED)

TARGET RETIREMENT 2005 FUND

Cumulative Performance October 27, 2003–September 30, 2004

	Total Returns Periods Ended September 30, 2004		Final Value
	One Month	Since Inception*	of a $10,000 Investment
Target Retirement 2005 Fund	0.66%	7.18%	$10,718
Dow Jones Wilshire 5000 Index	1.78	10.33	11,033
Target 2005 Composite Index**	0.76	7.31	10,731
Target 2005 Composite Average†	1.14	6.40	10,640

Total Investment Returns (%) October 27, 2003-September 30, 2004
	Target Retirement 2005 Fund			Target 2005 Composite Index**
Fiscal Period	Capital Return	Income Return	Total Return	Total Return
2004	6.6%	0.6%	7.2%	7.3%

*October 27, 2004.
**As of September 30, 2004: 50% Lehman Aggregate Bond Index, 33% Dow Jones Wilshire 5000 Index, 16% Lehman Treasury Inflation Notes Index, and 1% Citigroup 3-Month Treasury Bill Index. The composite index is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
† As of September 30, 2004: 50% average fixed income fund, 33% average general equity fund, 16% average Treasury inflation protected securities fund, and 1% average money market fund. Derived from data provided by Lipper Inc. The composite average is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
Note: See Financial Highlights table on page 31 for dividend and capital gains information.

TARGET RETIREMENT 2015 FUND

Cumulative Performance October 27, 2003–September 30, 2004

	Total Returns Periods Ended September 30, 2004		Final Value
	One Month	Since Inception*	of a $10,000 Investment
Target Retirement 2015 Fund	1.03%	8.02%	$10,802
Dow Jones Wilshire 5000 Index	1.78	10.33	11,033
Target 2015 Composite Index**	1.08	8.08	10,808
Target 2015 Composite Average†	1.56	6.98	10,698

Total Investment Returns (%) October 27, 2003-September 30, 2004
	Target Retirement 2015 Fund			Target 2015 Composite Index**
Fiscal Period	Capital Return	Income Return	Total Return	Total Return
2004	7.4%	0.6%	8.0%	8.1%

*October 27, 2003.
**As of September 30, 2004: 50% Lehman Aggregate Bond Index, 39% Dow Jones Wilshire 5000 Index, 10% MSCI EAFE Index, and 1% Lehman Treasury Inflation Notes Index. The composite index is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
† As of September 30, 2004: 50% average fixed income fund, 39% average general equity fund, 10% average international fund, and 1% average Treasury inflation protected securities fund. Derived from data provided by Lipper Inc. The composite average is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
Note: See Financial Highlights table on page 31 for dividend and capital gains information.

PERFORMANCE SUMMARIES (CONTINUED)

TARGET RETIREMENT 2025 FUND

Cumulative Performance October 27, 2003–September 30, 2004

	Total Returns Periods Ended September 30, 2004		Final Value
	One Month	Since Inception*	of a $10,000 Investment
Target Retirement 2025 Fund	1.22%	8.82%	$10,882
Dow Jones Wilshire 5000 Index	1.78	10.33	11,033
Target 2025 Composite Index**	1.26	8.76	10,876
Target 2025 Composite Average+	1.82	7.48	10,748

Total Investment Returns (%) October 27, 2003-September 30, 2004
	Target Retirement 2025 Fund			Target 2025 Composite Index**
Fiscal Period	Capital Return	Income Return	Total Return	Total Return
2004	8.2%	0.6%	8.8%	8.8%

*October 27, 2003.
**As of September 30, 2004: 47% Dow Jones Wilshire 5000 Index, 41% Lehman Aggregate Bond Index, and 12% MSCI EAFE Index. The composite index is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
† As of September 30, 2004: 47% average general equity fund, 41% average fixed income fund, and 12% average international fund. Derived from data provided by Lipper Inc. The composite average is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
Note: See Financial Highlights table on page 32 for dividend and capital gains information.

TARGET RETIREMENT 2035 FUND

Cumulative Performance October 27, 2003–September 30, 2004

	Total Returns Periods Ended September 30, 2004		Final Value
	One Month	Since Inception*	of a $10,000 Investment
Target Retirement 2035 Fund	1.49%	9.88%	$10,988
Dow Jones Wilshire 5000 Index	1.78	10.33	11,033
Target 2035 Composite Index**	1.58	9.92	10,992
Target 2035 Composite Average+	2.28	8.29	10,829

Total Investment Returns (%) October 27, 2003-September 30, 2004
	Target Retirement 2035 Fund			Target 2035 Composite Index**
Fiscal Period	Capital Return	Income Return	Total Return	Total Return
2004	9.2%	0.7%	9.9%	9.9%

*October 27, 2003.
**As of September 30, 2004: 62% Dow Jones Wilshire 5000 Index, 22% Lehman Aggregate Bond Index, and 16% MSCI EAFE Index. The composite index is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
† As of September 30, 2004: 62% average general equity fund, 22% average fixed income fund, and 16% average international fund. Derived from data provided by Lipper Inc. The composite average is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
Note: See Financial Highlights table on page 32 for dividend and capital gains information.

PERFORMANCE SUMMARIES (CONTINUED)

TARGET RETIREMENT 2045 FUND

Cumulative Performance October 27, 2003–September 30, 2004

	Total Returns Periods Ended September 30, 2004		Final Value
	One Month	Since Inception*	of a $10,000 Investment
Target Retirement 2045 Fund	1.67%	10.53%	$11,053
Dow Jones Wilshire 5000 Index	1.78	10.33	11,033
Target 2045 Composite Index**	1.76	10.64	11,064
Target 2045 Composite Average+	2.54	8.82	10,882

Total Investment Returns (%) October 27, 2003-September 30, 2004
	Target Retirement 2045 Fund			Target 2045 Composite Index**
Fiscal Period	Capital Return	Income Return	Total Return	Total Return
2004	9.8%	0.7%	10.5%	10.6%

*October 27, 2003.
**As of September 30, 2004: 71% Dow Jones Wilshire 5000 Index, 18% MSCI EAFE Index, and 11% Lehman Aggregate Bond Index. The composite index is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
† As of September 30, 2004: 71% average general equity fund, 18% average international fund, and 11% average fixed income fund. Derived from data provided by Lipper Inc. The composite average is adjusted at the end of each fiscal year to reflect the fund’s target asset allocation.
Note: See Financial Highlights table on page 33 for dividend and capital gains information.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using each fund’s average weighted expense ratio.

Six Months Ended September 30, 2004
Target Retirement Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*
Based on Actual Fund Return
Income Fund	$1,000.00	$1,004.06	$1.05
2005 Fund	1,000.00	1,001.88	1.05
2015 Fund	1,000.00	1,001.87	1.10
2025 Fund	1,000.00	1,000.93	1.10
2035 Fund	1,000.00	998.17	1.05
2045 Fund	1,000.00	996.37	1.05

Based on Hypothetical 5% Yearly Return
Income Fund	$1,000.00	$1,023.95	$1.06
2005 Fund	1,000.00	1,023.95	1.06
2015 Fund	1,000.00	1,023.90	1.11
2025 Fund	1,000.00	1,023.90	1.11
2035 Fund	1,000.00	1,023.95	1.06
2045 Fund	1,000.00	1,023.95	1.06

*These calculations are based on the funds’ average weighted underlying expense ratios for the most recent six-month period. The fund’s annualized expense ratios for that period are (in order as listed from top to bottom above) 0.21%, 0.21%, 0.22%, 0.22%, 0.21%, and 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The table above illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Annualized Expense Ratios: Your fund compared with its peer group
Target Retirement Fund	Fund Expense Ratio	Average Weighted Expense Ratio*	Peer-Group Expense Ratio**
Income Fund	0.00%	0.21%	1.12%
2005 Fund	0.00	0.21	1.20
2015 Fund	0.00	0.22	1.29
2025 Fund	0.00	0.22	1.35
2035 Fund	0.00	0.21	1.47
2045 Fund	0.00	0.21	1.53

*For underlying funds, annualized.
**Peer groups are (from top to bottom) the Target Income Composite Average, the Target 2005 Composite Average, the Target 2015 Composite Average, the Target 2025 Composite Average, the Target 2035 Composite Average, and the Target 2045 Composite Average. Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate Target Retirement Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

Please note that the expenses shown in the table on page 17 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 9/30/2004

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Target Retirement Income Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100.1%)
U.S. Stock Funds (20.1%)
Vanguard(R)Total Stock Market Index Fund Investor Shares	2,324,546	$61,019
Vanguard Total Stock Market Index Fund VIPER(R)Shares	22,079	2,379
Bond Funds (75.0%)
Vanguard(R)Total Bond Market Index Fund Investor Shares	15,324,461	157,689
Vanguard(R)Inflation-Protected Securities Fund Investor Shares	6,297	78,585
Money Market Fund (5.0%)
Vanguard(R)Prime Money Market Fund Investor Shares	15,596,359	15,596

TOTAL INVESTMENT COMPANIES
(Cost $314,027)		315,268

STATEMENT OF NET ASSETS (CONTINUED)

Target Retirement Income Fund		Market Value^ (000)
OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets		$2,310
Liabilities		(2,774)

		(464)

NET ASSETS (100%)

Applicable to 30,520,403 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$314,804

NET ASSET VALUE PER SHARE		$10.31

^See Note A in Notes to Financial Statements

AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$313,063	$10.26
Undistributed Net Investment Income	365.01
Accumulated Net Realized Gains	135	—
Unrealized Appreciation	1,241.04

NET ASSETS	$314,804	$10.31

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2005 Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100%)
U.S. Stock Funds (32.9%)
Vanguard Total Stock Market Index Fund Investor Shares	2,840,532	$74,564
Vanguard Total Stock Market Index Fund VIPER Shares	32,156	3,465
Bond Funds (66.4%)
Vanguard Total Bond Market Index Fund Investor Shares	11,545,647	118,805
Vanguard Inflation-Protected Securities Fund Investor Shares	3,126,140	39,014
Money Market Fund (0.7%)
Vanguard Prime Money Market Fund Investor Shares	1,686,218	1,686

TOTAL INVESTMENT COMPANIES
(Cost $236,720)		237,534

OTHER ASSETS AND LIABILITIES

Other Assets		3,007
Liabilities		(3,065)

		(58)

NET ASSETS (100%)

Applicable to 22,296,124 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$237,476

NET ASSET VALUE PER SHARE		$10.65

^See Note A in Notes to Financial Statements.

AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$232,640	$10.43
Undistributed Net Investment Income	3,926.18
Accumulated Net Realized Gains	96	—
Unrealized Appreciation	814.04
NET ASSETS	$237,476	$10.65

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF NET ASSETS (CONTINUED)

Target Retirement 2015 Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100.1%)

U.S. Stock Funds (38.8%)
Vanguard Total Stock Market Index Fund Investor Shares	6,430,490	$168,801
Vanguard Total Stock Market Index Fund VIPER Shares	124,341	13,399
International Stock Funds (9.8%)
Vanguard(R)Pacific Stock Index Fund Investor Shares	1,667,956	13,977
Vanguard(R)European Stock Index Fund Investor Shares	1,386,457	31,819
Bond Funds (51.5%)
Vanguard Total Bond Market Index Fund Investor Shares	22,832,373	234,945
Vanguard Inflation-Protected Securities Fund Investor Shares	564,388	7,044

TOTAL INVESTMENT COMPANIES
(Cost $467,875)		469,985

OTHER ASSETS AND LIABILITIES (-0.1%)

Other Assets		8,266
Liabilities		(8,684)

		(418)

NET ASSETS (100%)

Applicable to 43,729,171 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$469,567

NET ASSET VALUE PER SHARE		$10.74

^See Note A in Notes to Financial Statements.

AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:
	Amount	Per
	(000)	Share

Paid-in Capital	$461,714	$10.56
Undistributed Net Investment Income	5,599.13
Accumulated Net Realized Gains	144	—
Unrealized Appreciation	2,110.05

NET ASSETS	$469,567	$10.74

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2025 Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100%)

U.S. Stock Funds (47.1%)
Vanguard Total Stock Market Index Fund Investor Shares	8,500,647	$223,142
Vanguard Total Stock Market Index Fund VIPER Shares	96,392	10,387
International Stock Funds (11.9%)
Vanguard European Stock Index Fund Investor Shares	1,775,908	40,757
Vanguard Pacific Stock Index Fund Investor Shares	2,141,623	17,947
Bond Funds (41.0%)
Vanguard Total Bond Market Index Fund Investor Shares	19,727,248	202,993
Money Market Fund
Vanguard(R)Market Liquidity Fund, 1.74%*	53,964	54

TOTAL INVESTMENT COMPANIES
(Cost $492,280)		495,280

OTHER ASSETS AND LIABILITIES

Other Assets		7,383
Liabilities		(7,352)

		31

NET ASSETS (100%)

Applicable to 45,791,773 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$495,311

NET ASSET VALUE PER SHARE		$10.82

^See Note A in Notes to Financial Statements. *Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$487,893	$10.66
Undistributed Net Investment Income	4,327.09
Accumulated Net Realized Gains	91	--
Unrealized Appreciation	3,000.07

NET ASSETS	$495,311	$10.82

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF NET ASSETS (CONTINUED)

Target Retirement 2035 Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.9%)
U.S. Stock Funds (62.3%)
Vanguard Total Stock Market Index Fund Investor Shares	5,345,094	$140,309
Vanguard Total Stock Market Index Fund VIPER Shares	62,719	6,759
International Stock Funds (15.6%)
Vanguard European Stock Index Fund Investor Shares	1,118,346	25,666
Vanguard Pacific Stock Index Fund Investor Shares	1,348,779	11,303
Bond Funds (22.0%)
Vanguard Total Bond Market Index Fund Investor Shares	5,042,194	51,884

TOTAL INVESTMENT COMPANIES
(Cost $234,321)		235,921

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		2,859
Liabilities		(2,637)

		222

NET ASSETS (100%)

Applicable to 21,623,130 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$236,143

NET ASSET VALUE PER SHARE		$10.92

^See Note A in Notes to Financial Statements.

AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$232,882	$10.77
Undistributed Net Investment Income	1,638.08
Accumulated Net Realized Gains	23	--
Unrealized Appreciation	1,600.07

NET ASSETS	$236,143	$10.92

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2045 Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.8%)
U.S. Stock Funds (71.1%)
Vanguard Total Stock Market Index Fund Investor Shares	2,200,788	$57,771
Vanguard Total Stock Market Index Fund VIPER Shares	22,163	2,388
International Stock Funds (17.7%)
Vanguard European Stock Index Fund Investor Shares	454,922	10,440
Vanguard Pacific Stock Index Fund Investor Shares	548,993	4,601
Bond Funds (11.0%)
Vanguard Total Bond Market Index Fund Investor Shares	902,297	9,285

TOTAL INVESTMENT COMPANIES
(Cost $83,881)		84,485

OTHER ASSETS AND LIABILITIES (0.2%)

Other Assets		510
Liabilities		(352)

		158

NET ASSETS (100%)

Applicable to 7,707,119 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$84,643

NET ASSET VALUE PER SHARE		$10.98

^See Note A in Notes to Financial Statements.

AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$83,512	$10.83
Undistributed Net Investment Income	526.07
Accumulated Net Realized Gains	1	—
Unrealized Appreciation	604.08

NET ASSETS	$84,643	$10.98

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows each fund’s Income Distributions Received from the other Vanguard funds in which it invests and any other income earned during the two reporting periods since inception. This Statement also shows any Capital Gain Distributions Received from the other funds’ realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during each period.

	Target Retirement Income Fund		Target Retirement 2005 Fund		Target Retirement 2015 Fund
	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
	(000)	(000)	(000)	(000)	(000)	(000)

INVESTMENT INCOME
Income
Income Distributions Received	$1,763	$3,992	$1,144	$2,942	$1,527	$4,298

NET INVESTMENT INCOME—Note B	1,763	3,992	1,144	2,942	1,527	4,298

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	—	189	—	127	—	143
Investment Securities Sold	—	1	—	(2)	—	1

REALIZED NET GAIN (LOSS)	—	190	—	125	—	144

CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	(261)	1,502	404	410	2,899	(789)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$1,502	$5,684	$1,548	$3,477	$4,426	$3,653

	Target Retirement 2025 Fund		Target Retirement 2035 Fund		Target Retirement 2045 Fund
	Sept. 1, 2004, to Sept. 30, 2004* (000)	Oct. 27, 2003** to Aug. 31, 2004 (000)	Sept. 1, 2004, to Sept. 30, 2004* (000)	Oct. 27, 2003** to Aug. 31, 2004 (000)	Sept. 1, 2004, to Sept. 30, 2004* (000)	Oct. 27, 2003** to Aug. 31, 2004 (000)

INVESTMENT INCOME
Income
Income Distributions Received	$1,484	$2,973	$667	$1,061	$233	$331

NET INVESTMENT INCOME—Note B	1,484	2,973	667	1,061	233	331

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	—	92	—	21	—	4
Investment Securities Sold	—	(1)	—	2	—	(3)

REALIZED NET GAIN (LOSS)	—	91	—	23	—	1

CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	4,043	(1,043)	2,603	(1,003)	1,099	(495)

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$5,527	$2,021	$3,270	$81	$1,332	$(163)

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two reporting periods since inception. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of each Statement.

	Target Retirement Income Fund		Target Retirement 2005 Fund
	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
	(000)	(000)	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$1,763	$3,992	$1,144	$2,942
Realized Net Gain (Loss)	—	190	—	125
Change in Unrealized Appreciation (Depreciation)	(261)	1,502	404	410

Net Increase (Decrease) in
Net Assets Resulting from Operations	1,502	5,684	1,548	3,477

Distributions
Net Investment Income	(2,397)	(2,993)	—	(160)
Realized Capital Gain†	—	(55)	—	(29)

Total Distributions	(2,397)	(3,048)	—	(189)

Capital Share Transactions1
Issued	20,416	327,967	19,802	241,347
Issued in Lieu of Cash Distributions	2,136	2,714	—	186
Redeemed	(3,850)	(36,320)	(2,374)	(26,321)

Net Increase (Decrease)
from Capital Share Transactions	18,702	294,361	17,428	215,212

Total Increase (Decrease)	17,807	296,997	18,976	218,500

Net Assets
Beginning of Period	296,997	—	218,500	—

End of Period	$314,804	$296,997	$237,476	$218,500

1Shares Issued (Redeemed)
Issued	1,970	32,002	1,860	23,171
Issued in Lieu of Cash Distributions	207	266	—	18
Redeemed	(371)	(3,554)	(223)	(2,529)

Net Increase (Decrease) in Shares Outstanding	1,806	28,714	1,637	20,660

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†Includes short-term gain distributions by the Target Retirement Income Fund of $55,000, and by the Target Retirement 2005 Fund of $29,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

STATEMENT OF CHANGES (CONTINUED)

	Target Retirement 2015 Fund		Target Retirement 2025 Fund
	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
	(000)	(000)	(000)	(000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$1,527	$4,298	$1,484	$2,973
Realized Net Gain (Loss)	—	144	—	91
Change in Unrealized Appreciation (Depreciation)	2,899	(789)	4,043	(1,043)

Net Increase (Decrease) in
Net Assets Resulting from Operations	4,426	3,653	5,527	2,021

Distributions
Net Investment Income	—	(226)	—	(130)
Realized Capital Gain	—	—	—	—

Total Distributions	—	(226)	—	(130)

Capital Share Transactions1
Issued	42,483	450,587	39,946	468,197
Issued in Lieu of Cash Distributions	—	223	—	130
Redeemed	(4,572)	(27,007)	(2,950)	(17,430)

Net Increase (Decrease)
from Capital Share Transactions	37,911	423,803	36,996	450,897

Total Increase (Decrease)	42,337	427,230	42,523	452,788

Net Assets
Beginning of Period	427,230	—	452,788	—

End of Period	$469,567	$427,230	$495,311	$452,788

1Shares Issued (Redeemed)
Issued	3,962	42,737	3,701	43,992
Issued in Lieu of Cash Distributions	—	22	—	12
Redeemed	(426)	(2,565)	(273)	(1,640)

Net Increase (Decrease) in Shares Outstanding	3,536	40,194	3,428	42,364

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.

	Target Retirement 2035 Fund		Target Retirement 2045 Fund
	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
	(000)	(000)	(000)	(000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$667	$1,061	$233	$331
Realized Net Gain (Loss)	—	23	—	1
Change in Unrealized Appreciation (Depreciation)	2,603	(1,003)	1,099	(495)

Net Increase (Decrease) in
Net Assets Resulting from Operations	3,270	81	1,332	(163)

Distributions
Net Investment Income	—	(90)	—	(38)
Realized Capital Gain	—	—	—	—

Total Distributions	—	(90)	—	(38)

Capital Share Transactions1
Issued	23,874	220,339	8,055	83,829
Issued in Lieu of Cash Distributions	—	90	—	38
Redeemed	(2,019)	(9,402)	(1,199)	(7,211)

Net Increase (Decrease)
from Capital Share Transactions	21,855	211,027	6,856	76,656

Total Increase (Decrease)	25,125	211,018	8,188	76,455

Net Assets
Beginning of Period	211,018	—	76,455	—

End of Period	$236,143	$211,018	$84,643	$76,455

1Shares Issued (Redeemed)
Issued	2,190	20,480	736	7,741
Issued in Lieu of Cash Distributions	—	9	—	4
Redeemed	(185)	(871)	(110)	(664)

Net Increase (Decrease) in Shares Outstanding	2,005	19,618	626	7,081

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund’s share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gain distributions representing the “pass-through” of capital gain distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Target Retirement Income Fund
For a Share Outstanding Throughout Each Period	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
Net Asset Value, Beginning of Period	$10.34	$10.00

Investment Operations
Net Investment Income	.06	.235
Capital Gain Distributions Received	—	.015
Net Realized and Unrealized Gain (Loss) on Investments	(.01)	.310

Total from Investment Operations	.05	.560

Distributions
Dividends from Net Investment Income	(.08)	(.205)
Distributions from Realized Capital Gains	—	(.015)

Total Distributions	(.08)	(.220)

Net Asset Value, End of Period	$10.31	$10.34

Total Return	0.48%	5.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$315	$297
Ratio of Expenses to Average Net Assets--Note B	0%†	0%
Ratio of Net Investment Income to Average Net Assets	3.96%††	3.62%††
Portfolio Turnover Rate	0%	1%

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.21%.
††Annualized.

Target Retirement 2005 Fund
For a Share Outstanding Throughout Each Period	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
Net Asset Value, Beginning of Period	$10.58	$10.00

Investment Operations
Net Investment Income	.05	.185
Capital Gain Distributions Received	—	.010
Net Realized and Unrealized Gain (Loss) on Investments	.02	.450

Total from Investment Operations	.07	.645

Distributions
Dividends from Net Investment Income	—	(.055)
Distributions from Realized Capital Gains	—	(.010)

Total Distributions	—	(.065)

Net Asset Value, End of Period	$10.65	$10.58

Total Return	0.66%	6.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$237	$219
Ratio of Expenses to Average Net Assets—Note B	0%†	0%
Ratio of Net Investment Income to Average Net Assets	3.57%††	3.31%††
Portfolio Turnover Rate	0%	2%

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.21%.
††Annualized.

Target Retirement 2015 Fund
For a Share Outstanding Throughout Each Period	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004

Net Asset Value, Beginning of Period	$10.63	$10.00

Investment Operations
Net Investment Income	.03	.16
Capital Gain Distributions Received	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.08	.53

Total from Investment Operations	.11	.69

Distributions
Dividends from Net Investment Income	—	(.06)
Distributions from Realized Capital Gains	—	—

Total Distributions	—	(.06)

Net Asset Value, End of Period	$10.74	$10.63

Total Return	1.03%	6.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$470	$427
Ratio of Expenses to Average Net Assets—Note B	0%†	0%
Ratio of Net Investment Income to Average Net Assets	2.85%††	2.69%††
Portfolio Turnover Rate	0%	1%

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.22%.
††Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Target Retirement 2025 Fund
For a Share Outstanding Throughout Each Period	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
Net Asset Value, Beginning of Period	$10.69	$10.00

Investment Operations
Net Investment Income	.02	.13
Capital Gain Distributions Received	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.11	.62

Total from Investment Operations	.13	.75

Distributions
Dividends from Net Investment Income	—	(.06)
Distributions from Realized Capital Gains	—	—

Total Distributions	—	(.06)

Net Asset Value, End of Period	$10.82	$10.69

Total Return	1.22%	7.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$495	$453
Ratio of Expenses to Average Net Assets—Note B	0%†	0%
Ratio of Net Investment Income to Average Net Assets	2.55%††	2.33%††
Portfolio Turnover Rate	0%	3%

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.22%.
††Annualized.

Target Retirement 2035 Fund
For a Share Outstanding Throughout Each Period	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
Net Asset Value, Beginning of Period	$10.76	$10.00

Investment Operations
Net Investment Income	.03	.115
Capital Gain Distributions Received	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.13	.710

Total from Investment Operations	.16	.825

Distributions
Dividends from Net Investment Income	—	(.065)
Distributions from Realized Capital Gains	—	—

Total Distributions	—	(.065)

Net Asset Value, End of Period	$10.92	$10.76

Total Return	1.49%	8.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$236	$211
Ratio of Expenses to Average Net Assets—Note B	0%†	0%
Ratio of Net Investment Income to Average Net Assets	1.97%††	1.70%††
Portfolio Turnover Rate	0%	2%

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.21%.
††Annualized.

Target Retirement 2045 Fund
For a Share Outstanding Throughout Each Period	Sept. 1, 2004, to Sept. 30, 2004*	Oct. 27, 2003** to Aug. 31, 2004
Net Asset Value, Beginning of Period	$10.80	$10.00

Investment Operations
Net Investment Income	.03	.11
Capital Gain Distributions Received	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.15	.76

Total from Investment Operations	.18	.87

Distributions
Dividends from Net Investment Income	—	(.07)
Distributions from Realized Capital Gains	—	—

Total Distributions	—	(.07)

Net Asset Value, End of Period	$10.98	$10.80

Total Return	1.67%	8.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$85	$76
Ratio of Expenses to Average Net Assets—Note B	0%†	0%
Ratio of Net Investment Income to Average Net Assets	1.65%††	1.38%††
Portfolio Turnover Rate	0%	7%

*The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
**Inception.
†The average weighted expense ratio of the underlying funds was 0.21%.
††Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Target Retirement Funds comprise the Target Retirement Income Fund, Target Retirement 2005 Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, and Target Retirement 2045 Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves. The Target Retirement Income Fund’s allocation of assets is expected to remain stable over time. Each other Target Retirement Fund’s asset allocation will become more conservative over time as its target retirement date draws closer.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2.     Repurchase Agreements: Each fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the funds. The service agreement provides that Vanguard will reimburse the funds’ expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the period ended September 30, 2004, were reimbursed by Vanguard. The funds’ trustees and officers are also directors and officers of Vanguard and the funds in which the funds invest.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

35

At September 30, 2004, the funds had the following tax-basis amounts available for distribution:

	Amount Available for Distribution
Target Retirement Fund	Ordinary Income (000)	Long-Term Capital Gain (000)
Income	$360	$140
2005	3,920	102
2015	5,599	144
2025	4,327	91
2035	1,640	21
2045	526	1

At September 30, 2004, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Target Retirement Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Income	$1,291	$(50)	$1,241
2005	873	(59)	814
2015	2,344	(234)	2,110
2025	3,159	(159)	3,000
2035	1,709	(109)	1,600
2045	642	(38)	604

D. During the period ended September 30, 2004, purchases and sales of investment securities other than temporary cash investments were:

	(000)
Target Retirement Fund	Purchases	Sales
Income	$19,783	—
2005	18,556	—
2015	40,113	—
2025	39,922	—
2035	23,030	—
2045	7,377	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Target Retirement Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2035 Fund and Vanguard Target Retirement 2045 Fund (hereafter referred to as the “Funds”) at September 30, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the one month period ended September 30, 2004 and for the period from October 27, 2003 to August 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers
Philadelphia, Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD TARGET RETIREMENT FUNDS

This information, for the tax period from inception through September 30, 2004, is included pursuant to provisions of the Internal Revenue Code. The Target Retirement Income Fund, Target Retirement 2005 Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, and Target Retirement 2045 Fund distributed $567,000, $44,000, $112,000, $77,000, $63,000, and $30,000, respectively, of qualified dividend income to shareholders during the period.

For corporate shareholders of the Target Retirement Income Fund, Target Retirement 2005 Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund and Target Retirement 2045 Fund, 8.2%, 15.3%, 22.6%, 32.4%, 54.6%, and 71.4%, respectively, of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here’s how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. “Max out” every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard’s Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA® is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don’t spend your retirement assets before you’ve retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, VIPER, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3080 112004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2004: N/A
Fiscal Year Ended September 30, 2004: $12,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2004: $1,685,500
Fiscal Year Ended September 30, 2004: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2004: $257,800
Fiscal Year Ended September 30, 2004: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2004: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2004: $0
Fiscal Year Ended September 30, 2004: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2004: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vanguard Chester Funds
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Vanguard Chester Funds
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 15, 2004

Vanguard Chester Funds
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 15, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.